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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)December 4, 1996



                             Cavco Industries, Inc.
               (Exact Name of Registrant as Specified in Charter)



           Arizona                     0-8822                    86-0214910
(State or other jurisdiction        (Commission            (IRS Employer Identi-
     of incorporation)              File Number)                fication No.)



1001 North Central Avenue, Eighth Floor, Phoenix, AZ 85004
(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:  602/256-6263


301 East Bethany Home Road, Suite C-178, Phoenix, AZ  85012
          (Former name or former address, if changed since last report)


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     The undersigned registrant hereby amends as follows Item 7 and the exhibits to its Current Report on Form 8-K dated December 12, 1996, which was filed with the Securities and Exchange Commission on December 16, 1996, to reflect the order in which these exhibits were listed and should have appeared in such Report. The text of such exhibits has not changed.


Item 7.  Financial Statements and Exhibits.


         (c)      Exhibits:

                  (2.1) Agreement and Plan of Merger dated as of December 4, 1996, among Centex Real Estate Corporation, a Nevada corporation, MFH Holding Company, a Nevada corporation, MFH Acquisition Company, an Arizona corporation, Cavco Industries, Inc., an Arizona corporation, Al R. Ghelfi, Janet M. Ghelfi and Janal Limited Partnership, an Arizona limited partnership.

                  (99.1) Voting Agreement dated as of December 4, 1996, between Centex Real Estate Corporation, a Nevada corporation, and Al R. Ghelfi, Janet M. Ghelfi and Janal Limited Partnership, an Arizona limited partnership.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K/A to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                  CAVCO INDUSTRIES, INC.


Dated:  December 19, 1996                         By /s/ Brent M. Ghelfi
                                                     ---------------------------
                                                     Brent M. Ghelfi,
                                                     President and
                                                     Chief Executive Officer


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                                 EXHIBIT INDEX



EXHIBIT
  NO.                                     EXHIBIT
-------                                   -------


                   2.1 Agreement and Plan of Merger dated as of December 4, 1996, among Centex Real Estate Corporation, a Nevada corporation, MFH Holding Company, a Nevada corporation, MFH Acquisition Company, an Arizona corporation, Cavco Industries, Inc., an Arizona corporation, Al R. Ghelfi, Janet M. Ghelfi and Janal Limited Partnership, an Arizona limited partnership.

                   99.1 Voting Agreement dated as of December 4, 1996, between Centex Real Estate Corporation, a Nevada corporation, and Al R. Ghelfi, Janet M. Ghelfi and Janal Limited Partnership, an Arizona limited partnership.














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